SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 22, 2003


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                          04-2601571
(Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts            01960
 (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

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Item 9.  Regulation FD Disclosure

     The registrant is providing the following information pursuant to Items 9 and 12. The information being provided consists of the attached news release relating to the registrants results of operations and financial condition for the year ended June 30, 2003.







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                                    SIGNATURE


     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PHC, INC.


Date: September 22, 2003                        By:  /s/ Bruce A. Shear
                                                         Bruce A. Shear
                                                         President






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